Financing Arrangements	12 Months Ended
Jun. 30, 2014
Financing Arrangements [Abstract]
Financing Arrangements
Financing Arrangements
The Company has a line of credit totaling $2,000,000 through a multi-currency revolving credit agreement with a group of banks, $1,183,900 of which was available at June 30, 2014. The credit agreement expires in October 2017; however, the Company has the right to request a one-year extension of the expiration date on an annual basis, which request may result in changes to the current terms and conditions of the credit agreement. Advances from the credit agreement can be used for general corporate purposes, including acquisitions, and for the refinancing of existing indebtedness. The credit agreement requires the payment of an annual facility fee, the amount of which would increase in the event the Company's credit ratings are lowered. Although a lowering of the Company's credit ratings would likely increase the cost of future debt, it would not limit the Company's ability to use the credit agreement nor would it accelerate the repayment of any outstanding borrowings.
The Company is currently authorized to sell up to $1,850,000 of short-term commercial paper notes. At June 30, 2014 and 2013, $816,100 and $1,331,445 of commercial paper notes were outstanding, respectively.
In addition to commercial paper notes, notes payable includes short-term lines of credit and borrowings from foreign banks. At June 30, 2014, the Company had $69,949 in lines of credit from various foreign banks, $69,924 of which was available at June 30, 2014. Most of these agreements are renewed annually. The weighted-average interest rate on notes payable during 2014 and 2013 was 0.2 percent and 0.3 percent, respectively.
The Company's foreign locations in the ordinary course of business may enter into financial guarantees through financial institutions which enable customers to be reimbursed in the event of nonperformance by the Company.
The Company's credit agreements and indentures governing certain debt agreements contain various covenants, the violation of which would limit or preclude the use of the applicable agreements for future borrowings, or might accelerate the maturity of the related outstanding borrowings covered by the applicable agreements. At the Company's present rating level, the most restrictive covenant contained in the credit agreements and the indentures provides that the ratio of secured debt to net tangible assets be less than 10 percent. As of June 30, 2014, the Company does not have any secured debt outstanding. The Company is in compliance with all covenants.